Events after the balance sheet date	12 Months Ended
Dec. 31, 2019
Events After Reporting Period [Abstract]
Events after the balance sheet date

36	Events after the balance sheet date
A fourth interim dividend for 2019 of $0.21 per ordinary share (a distribution of approximately $4,266m) was declared by the Directors after 31 December 2019. These accounts were approved by the Board of Directors on 18 February 2020 and authorised for issue.
The Directors approved the 2020 business update after 31 December 2019, setting out a plan that aims to reallocate capital to areas that can deliver stronger returns, to reduce costs across the Group, and to simplify the business. One change as part of this plan is a change to the global businesses that form the Group’s reportable segments as described in Note 10 of the financial statements on page 294. The existing Retail Banking and Wealth Management and Global Private Banking global businesses will be merged to create one new global business, Wealth and Personal Banking, which will become a reportable segment during 2020.
The ECL at 31 December 2019 was estimated based on a range of forecast economic conditions as at that date. Since early January 2020, the coronavirus outbreak has spread across mainland China and beyond, causing disruption to business and economic activity. The impact on GDP and other key indicators will be considered when determining the severity and likelihood of downside economic scenarios that will be used to estimate ECL under IFRS 9 in 2020.